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                                                                  EXHIBIT 10.5.1


                      ADDENDUM TO MASTER LEASE AGREEMENT
                            DATED NOVEMBER 19,1996
                     BETWEEN COMDISCO, INC., AS LESSOR AND
                   THE AUDIBLE WORDS CORPORATION, AS LESSEE


     The terms and conditions of the above-referenced Master Lease Agreement shall be modified and amended as follows:

1.   Section 3, "Rent and Payment"
                 ----------------

     In line 1, after the word "payable" insert the word, "in".

     In line 2, after the word "payable" insert the words, "within fifteen (15) days of".

     In line 3, after the word "made" insert the words, "within fifteen (15) days of".

2.   Subsection 4.2, "Warranty and Disclaimer of Warranties"
                      -------------------------------------

     In line 8, after the word, "PURPOSE" insert the words, "(other than Lessor's warranty that it holds clear title in and to the Equipment or has the right to lease the Equipment to Lessee)".

3.   Subsection 5.1, "Title"
                      -----

     In line 1, after the word "subordinate" insert the words "(except as provided herein)".

4.   Subsection 5.3, "Assignment by Lessor"
                      --------------------

     At the end of this Subsection, insert the following:

     "Notwithstanding anything to the contrary stated above, in no event shall any assignment between Lessor and any third party in any way abridge or otherwise alter Lessee's rights against Lessor or Lessor obligations provided for hereunder, it being the express understanding of the parties that any such assignment shall not in any way affect Lessee's rights against Lessor."

5.   Subsection 6.1, "Net Lease"
                      ---------

     At the end of this Subsection, insert the following:

     "Notwithstanding anything to the contrary stated above, Lessee's obligations to pay Rent hereunder shall exclude any income and franchise taxes based on the net income of Lessor."

6.   Subsection 6.2, "Taxes and Fees"
                      --------------
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     In line 6, after the word "Lessor)" insert the words "provided that the
Lessee shall not be obligated to make such payment so long as the Lessee is diligently contesting the amount or validity thereof in good faith by adequate proceedings, so long as such contest does not result in the seizure or forfeiture of the Equipment."

7.   Subsection 7.1, "Care, Use and Maintenance"
                      -------------------------

     In line 7, after the word "party" insert the word "reasonably".

8.   Section 8, "Representations and Warranties of Lessee"
                 ----------------------------------------

     In line 4 of paragraph (b), after the word "Bylaws" insert the words "to the best of its knowledge".

     In line 2 of paragraph (d), delete the period after the word "law" and insert the following:

     ", except to the extent the owner of the real estate, pursuant to an instrument acceptable to Lessor, recognizes the ownership interest of the Lessor or its Assignee and the security interest of the Secured Party and agrees to permit removal of such Equipment to the extent entitled to do so hereunder."

9.   Section 9, "Delivery and Return of Equipment"
                 --------------------------------

     In line 9, after the word "as" insert the word "reasonably".

     In line 10, delete the words "address as set forth herein" and insert the words "refurbishment facility located in Schaumburg, Illinois.

10.  Section 12, "Risk of Loss"
                  ------------

     At the end of the second paragraph insert the following:

     "Any proceeds paid to Lessor by Lessee's insurance carrier will be made available to the Lessee to cover the cost of repairs."

11.  Subsection 13.1, "Default"
                       -------

     In line 4 of paragraph (b), after the word "notice" insert the words ", provided that if such failure cannot be corrected within the ten (10) day period that Lessee is diligently pursuing a cure, the Lessee shall be entitled to an additional ten (10) business days to effectuate a cure"

     In line 3 of paragraph (c), after the word "law" insert the words "(provided that the filing of an involuntary petition shall not constitute an Event of Default until the earlier of (I) the expiration of sixty (60) days from filing or (ii) the entry of an Order for Relief)".

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12.  Subsection 13.2, "Remedies"
                       --------

     In line 5 of paragraph (d), after the word "negligence" insert the words "and Lessor will promptly repair any damage caused by such negligence in the removal".

13.  Subsection 14.16, "Landlord/Mortgage Waiver"
                        ------------------------

     In line 1, after the word "to" insert the words "use its best efforts to".

THE AUDIBLE WORDS CORPORATION,               COMDISCO, INC.,
AS LESSEE                                    AS LESSOR

By:      /s/ Patrick C. Barry                By:     /s/ James P. Labe
   ----------------------------                 -------------------------------
                                                     James P. Labe, President
Title:  CFO                                  Title:   Venture Lease Division
      -------------------------                    ----------------------------

Date:   Nov 20, 1996                         Date:_____________________________
      -------------------------

GP - 10/29/96

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